FIRST AMENDMENT TO THE

RUBY TUESDAY, INC. NON-QUALIFIED STOCK OPTION AWARD

THIS FIRST AMENDMENT is made and entered into as of the ___ day of ____________, 2007, between Ruby Tuesday, Inc., a Georgia corporation, (the “Company”) and Samuel E. Beall, III (the “Optionee”).

W I T N E S S E T H:

WHEREAS, the Company granted a non-qualified stock option award to the Optionee as of January 9, 2003 (the “2003 Option Award”) under the Ruby Tuesday, Inc. 2003 Stock Incentive Plan (the “Plan”);

WHEREAS, the terms of the 2003 Option Award originally provided for accelerated vesting in the event that Optionee and the Company agree that Optionee shall retire under the Rule of 90 under the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (“Rule of 90”); and

WHEREAS, the parties desire to amend the terms and conditions of the 2003 Option Award to modify the Rule of 90 accelerated vesting provision so that the Option Shares shall become vested Option Shares under this particular provision in the event that Optionee retires and his age and years of Continuous Service (as defined in the Ruby Tuesday, Inc. Executive Supplemental Pension Plan) then equal or exceed the sum of ninety-three (93).

NOW, THEREFORE, in consideration of the premises hereinabove and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby amend the 2003 Option Award, as of the date first set forth above, by deleting the existing provision of Section 3(c) of the Terms and Conditions attached to the 2003 Option Award in its entirety and by substituting therefor the following:

“(c)        in the event the Optionee retires and his age and years of Continuous Service (as defined in the Ruby Tuesday, Inc. Executive Supplemental Pension Plan) then equal or exceed the sum of ninety-three (93);”.

Except as specifically amended hereby, the 2003 Option Award shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first above written.

COMPANY:

RUBY TUESDAY, INC.

By: ________________________________

Print Name: _________________________

Title: ______________________________

OPTIONEE:

___________________________________
Samuel E. Beall, III